Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund

Supplement to the Prospectus and Summary Prospectus Dated September 7, 2010

Dividend Information

Each Fund’s income dividends will typically be distributed on a quarterly basis in March, June, September, and December. The Fund will declare and distribute its initial dividend with the fourth-quarter distribution in 2010. Please note that the initial dividend distribution will include net income earned since the Fund’s commencement of operations.

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Vanguard Marketing Corporation, Distributor. PSI 1840 092010